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                                                                  Exhibit 23(c)




                        ORGANIZED IN THE COMMONWEALTH OF
                                 MASSACHUSETTS

  NUMBER                   LONGLEAF PARTNERS FUND                SHARES
[        ]                 ======================              [         ]
                   An Open-End Management Investment Company
                        Seeking Long-Term Capital Growth

                  A SERIES OF LONGLEAF PARTNERS FUNDS TRUST    SEE REVERSE SIDE
                                                                FOR ADDITIONAL
                         SHARES OF BENEFICIAL INTEREST            PROVISIONS


THIS CERTIFIES that                                            is the owner of


                                   SEE REVERSE FOR CERTAIN DEFINITIONS
                                   ------------------------------------
                                             CUSIP 543069 10 8
                                   ------------------------------------


                         COUNTERSIGNED: NATIONAL FINANCIAL DATA SERVICES SERVICING AGENT FOR STATE STREET BANK AND TRUST COMPANY P.O. BOX 419733, KANSAS CITY, MO 64141-8733

                         BY

                         -------------------------------------------------------
                                                              AUTHORIZED OFFICER


   FULLY PAID AND NONASSESSABLE SHARES OF BENEFICIAL INTEREST OF NO PAR VALUE

     Longleaf Partners Fund is a series of Longleaf Partners Funds Trust, which was established as a series Massachusetts Business Trust (hereinafter called the "Trust") under a Declaration of Trust dated November 25, 1986, as amended from time to time.

     This Certificate and the Shares represented hereunder are transferable on the books of the Trust by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

     This Certificate is issued by the Trustees of Longleaf Partners Fund, a series of Longleaf Partners Funds Trust, not individually but as Trustees of its assets, and is not valid unless countersigned by the Transfer Agent.

     Witness the facsimile seal of this Trust and the facsimile signatures of the duly authorized officers.

Dated:

           Julie M. Douglas                                   Reid Sanders
EXECUTIVE VICE PRESIDENT OPERATIONS AND TREASURER              PRESIDENT

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THE TRUST WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A
FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES AUTHORIZED TO BE ISSUED.

                           --------------------------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common        UNIF GIFT MIN ACT - ____ Custodian ____
  TEN ENT - as tenants by the entireties                   (Cust)        (Minor)
  JT TEN  - as joint tenants with right of         under Uniform Gifts to Minors
            survivorship and not as tenants        Act _________________________
            in common                                           (State)

    Additional abbreviations may also be used though not in the above list.

                           --------------------------

     For value received, _________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR TAX
      IDENTIFICATION NUMBER OF ASSIGNEE
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              (PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE)


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                                                                         Shares
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of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ---------------------------------------------

                                                                        Attorney
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to transfer the said Shares on the books of the within-named Trust with full power of substitution in the premises.

     Dated
          -------------------

                                     -------------------------------------------

                                     -------------------------------------------
                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER AND MUST
                                     BE GUARANTEED BY A BANK OR TRUST COMPANY OR
                                     BY A MEMBER FIRM OF THE NEW YORK STOCK
                                     EXCHANGE.

                             ADDITIONAL PROVISIONS

     THE HOLDER AND EVERY TRANSFEREE OR ASSIGNEE OF THIS CERTIFICATE OR OF THE SHARES REPRESENTED HEREBY OR OF ANY INTEREST THEREIN ACCEPTS AND AGREES TO BE BOUND BY THE PROVISIONS OF THE DECLARATION OF TRUST AND ALL AMENDMENTS THERETO, ALL OF WHICH ARE FILED WITH THE SECRETARY OF THE COMMONWEALTH OF MASSACHUSETTS AND RECORDED IN THE OFFICE OF THE CITY CLERK, CITY OF BOSTON, SUFFOLK COUNTY, COMMONWEALTH OF MASSACHUSETTS, AND SUCH BY-LAWS OF THE TRUST AS MAY BE FROM
TIME TO TIME ADOPTED BY THE TRUSTEES (COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE TRANSFER AGENT OF THE TRUST) ALL OF WHICH PROVISIONS ARE HEREBY INCORPORATED BY REFERENCE AS FULLY AS IF SET FORTH HEREIN IN THEIR ENTIRETY. THE DECLARATION OF TRUST PROVIDES THAT THE TRUST DOCUMENT AND THE NAMES "LONGLEAF PARTNERS FUND" AND "LONGLEAF PARTNERS FUNDS TRUST" REFER TO THE TRUSTEES NOT PERSONALLY BUT AS SUCH TRUSTEES AND NO TRUSTEE, SHAREHOLDER, OFFICER OR AGENT OF THE TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, NOR
SHALL RESORT BE HAD TO PRIVATE PROPERTY OF ANY TRUSTEE, SHAREHOLDER, OFFICER,
OR EMPLOYEE OF THE TRUST FOR THE SATISFACTION OF ANY OBLIGATION OR CLAIM IN CONNECTION WITH THIS CERTIFICATE OR THE SHARES OF BENEFICIAL INTEREST IN THE TRUST ESTATE REPRESENTED HEREBY.